John Hancock Funds III

Supplement dated 4-15-14 to the current Prospectus

John Hancock Rainier Growth Fund

The following information supplements and supersedes any information to the contrary relating to John Hancock Rainier Growth Fund (the fund), a series of John Hancock Funds III (the Trust), contained in the Prospectus.

At an in-person meeting held March 10‒13, 2014, the Trust’s Board of Trustees approved the hiring and appointment of Baillie Gifford Overseas Limited (Baillie Gifford) to replace Rainier Investment Management Inc. (Rainier) as subadvisor to the fund effective at the close of business on April 17, 2014 (the Effective Date). John Hancock Advisers, LLC, the fund’s investment advisor, has hired a transition manager to assist in transitioning cash and portfolio securities from Rainier to Baillie Gifford.

In connection with this change, as of the Effective Date, the fund is changing its name to John Hancock Select Growth Fund.

Also in connection with the appointment of Baillie Gifford as subadvisor to the fund, the Prospectus is hereby amended as follows, as of the Effective Date:

All references to Rainier and its portfolio managers are hereby deleted.

All references to “Rainier Growth Fund” in the Prospectus are changed to “Select Growth Fund” to reflect the fund’s new name.

The information under the heading Principal investment strategies in the Fund summary is revised and restated in its entirety as follows:

Under normal market conditions, the fund invests at least 80% of its net assets in the common stock of large-capitalization growth companies traded in the U.S. The subadvisor considers large-capitalization companies to be those currently with market capitalizations of at least $3 billion at the time of investment. The fund may invest in common stock of companies of all sizes, including small capitalization companies (when the subadvisor believes such companies to be especially attractive). Investments in companies with market capitalizations below $3 billion will normally comprise less than 20% of the fund’s net assets. The fund will normally invest in approximately 40 to 50 companies.

The subadvisor’s investment team uses a rigorous fundamental research and bottom-up approach to make long-term investments in “growth companies.” The investment team considers growth companies to be those companies it believes can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth. The investment team looks for companies that it believes have strong competitive positions within attractive industries, strong financial characteristics and a positive approach toward shareholders. In order to achieve this objective, companies considered for investment are evaluated against their industry to determine the growth rate of the industry, barriers to entry, and the company’s competitive advantages. Each company in the portfolio is evaluated from a bottom-up perspective to determine its financial strength using metrics that include earnings growth, cash generation, profitability, returns on capital, interest coverage and balance sheet strength. In addition, the team rigorously evaluates each management team’s strategies for growth and whether they run the business in the best interests of shareholders. The investment team uses intrinsic and relative valuation metrics to determine if each company’s growth is undervalued by the market. Research is conducted with a three- to five-year time horizon and the portfolio is expected to have a correspondingly low rate of turnover. The fund may invest in any sector, and the investment team’s high conviction in individual companies may from time to time produce significant concentrations in some broad industry groups.

The fund may invest up to 20% of its net assets in foreign currency-denominated securities that are traded in foreign markets. In addition, the fund may invest up to 25% of its net assets in securities of foreign issues that are traded in the U.S. (including U.S. dollar-denominated securities traded in the U.S., such as American Depositary Receipts (ADRs)).

Although the performance information in the Past performance section in the Fund summary will remain the same, the first paragraph under the heading Past performance is revised and restated as follows:

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. However, past performance (before and after taxes) does not indicate future results.

Prior to the close of business on April 17, 2014, the fund was managed by a different subadvisor pursuant to a different investment strategy, and thus, the performance presented prior to this date should not be attributed to the current subadvisor. As a result of the difference in investment strategy and subadvisor, the fund’s performance shown below might have differed materially.

All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our website: www.jhinvestments.com/FundPerformance, or by calling 800-225-5291, Monday–Thursday between 8:00 AM and 7:00 PM and on Fridays between 8:00 AM and 6:00 PM, Eastern Time.

The information regarding the subadvisor in the Investment management section of the Fund summary is revised and restated in its entirety as follows:

Subadvisor Baillie Gifford Overseas Limited

Ian Tabberer serves as portfolio manager of the fund. Accordingly, in the Fund summary, the information under the Portfolio management heading is revised and restated in its entirety as follows:

Ian Tabberer

Portfolio Manager

Managed the fund since 2014

The information under the heading Principal investment strategies in the Fund details is revised and restated in its entirety as follows:

The fund’s investment objective is to seek to maximize long-term capital appreciation. The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.

Under normal market conditions, the fund invests at least 80% of its net assets in the common stock of large-capitalization growth companies traded in the U.S. The subadvisor considers large-capitalization companies to be those currently with market capitalizations of at least $3 billion at the time of investment. The fund may invest in common stock of companies of all sizes, including small capitalization companies (when the subadvisor believes such companies to be especially attractive). Investments in companies with market capitalizations below $3 billion will normally comprise less than 20% of the fund’s net assets. The fund will normally invest in approximately 40 to 50 companies.

The subadvisor’s investment team (the investment team) uses a rigorous fundamental research and bottom-up approach to make long-term investments in “growth companies”. The investment team considers growth companies to be those companies it believes can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth. The investment team looks for companies that it believes have strong competitive positions within attractive industries, strong financial characteristics and a positive approach toward shareholders. In order to achieve this objective companies considered for investment are evaluated against their industry to determine the growth rate of the industry, barriers to entry, and the company’s competitive advantages. Each company in the portfolio is evaluated from a bottom up perspective to determine its financial strength using metrics that include earnings growth, cash generation, profitability, returns on capital, interest coverage and balance sheet strength. In addition, the team rigorously evaluates each management team’s strategies for growth and whether they run the business in the best interests of shareholders. The investment team uses intrinsic and relative valuation metrics to determine if each company’s growth is undervalued by the market. Research is conducted with a three- to five-year time horizon and the portfolio is expected to have a correspondingly low rate of turnover. The fund may invest in any sector, and the investment team’s high conviction in individual companies may from time to time produce significant concentrations in some broad industry groups.

The fund may invest up to 20% of its net assets in foreign currency-denominated securities that are traded in foreign markets. In addition, the fund may invest up to 25% of its net assets in securities of foreign issues that are traded in the U.S. (including U.S. dollar-denominated securities traded in the U.S., such as American Depositary Receipts (ADRs)).

The basis for the Board’s approval of the new advisory agreement with Baillie Gifford will be discussed in the fund’s shareholder report for the period ended March 31, 2014.

In the Fund details — Who’s who section, under the Subadvisor heading, the information regarding the subadvisor is hereby revised and replaced in its entirety with the following:

Baillie Gifford Overseas Limited (BG Overseas)

Calton Square

1 Greenside Row

Edinburgh EH1 3AN

BG Overseas is responsible for the day-to-day investment management of the fund, which includes buying and selling securities, choosing broker-dealers (including broker-dealers that may be affiliated with BG Overseas) and negotiating commissions. BG Overseas is wholly owned by a Scottish investment company, Baillie Gifford & Co. (Baillie Gifford). Founded in 1908, Baillie Gifford manages money primarily for institutional clients. It is one of the largest independently owned investment management firms in the United Kingdom. As of September 30, 2013, BG Overseas had approximately $163.99 billion in assets under management.

Below is a brief biographical profile of the fund’s portfolio manager. For more details about this individual, including information about his compensation, other accounts he manages, and any investments he may have in the fund, see the SAI.

Ian Tabberer

•	Portfolio Manager
•	Managed the fund since 2014
•	Joined Baillie Gifford in 2008, Co-Head of North American Equities from April 2014
•	Began business career in 2001

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

John Hancock Funds III

Supplement dated April 15, 2014 to the current Statement of Additional Information

John Hancock Rainier Growth Fund

The following information supplements and supersedes any information to the contrary relating to John Hancock Rainier Growth Fund (the fund), a series of John Hancock Funds III (the Trust), contained in the Statement of Additional Information.

At an in-person meeting held March 10‒13, 2014, the Trust’s Board of Trustees approved the hiring and appointment of Baillie Gifford Overseas Limited (Baillie Gifford) to replace Rainier Investment Management Inc. (Rainier) as subadvisor to the fund effective at the close of business on April 17, 2014 (the Effective Date). John Hancock Advisers, LLC, the fund’s investment advisor, has hired a transition manager to assist in transitioning cash and portfolio securities from Rainier to Baillie Gifford.

In connection with this change, as of the Effective Date, the fund is changing its name to John Hancock Select Growth Fund.

Also in connection with the appointment of Baillie Gifford as subadvisor to the fund, the Statement of Additional Information is hereby amended as follows, as of the Effective Date:

All references to Rainier and its portfolio managers are hereby deleted.

All references to “Rainier Growth Fund” in the Statement of Additional Information are changed to “Select Growth Fund” to reflect the fund’s new name.

As of the Effective Date, the disclosure in the Appendix B of the Statement of Additional Information, relating to the Portfolio Manager Information for the fund, is hereby supplemented with the following information with respect to Baillie Gifford.

Baillie Gifford Overseas Limited

John Hancock Select Growth Fund

Portfolio Manager. The portfolio manager of Select Growth Fund is Ian Tabberer.

The following chart reflects information regarding other accounts for which the portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies (and series thereof) other than those listed above, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the chart is the portfolio manager’s investment in Select Growth Fund.

The following table reflects information as of December 31, 2013:

Trust Manager (Worldwide)	Registered Investment Company Accounts (Worldwide)	Assets Managed (US$Mil)	Pooled Investment Vehicle Accounts (Worldwide)	Assets Managed (US$Mil)	Other Accounts	Assets Managed (US$Mil)
Ian Tabberer	1	379	3	819	2	101
Accounts that pay performance based fees	1	379	0	0	0	0

Share Ownership by Portfolio Manager. As of the date of this SAI supplement, the portfolio manager listed above did not own shares of Select Growth Fund.

POTENTIAL CONFLICTS OF INTEREST

Baillie Gifford is an independent investment management firm.  We do not carry out any custodial or intermediary activity.  Our sole business is investment management, with all operations and controls being carried out in-house and therefore the potential for external conflicts of interest are minimal.

Baillie Gifford has a duty to act in the best interests of our clients and to treat them fairly when providing investment services to them. From time to time, there may be situations that give rise to a conflict of interest. A conflict can arise between the interests of Baillie Gifford, its Partners and employees, and the interests of a client of Baillie Gifford. A conflict of interest can also arise between the interests of one client of Baillie Gifford and another client. In such circumstances we have put in place effective organisational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of our clients.

Baillie Gifford maintains a Conflicts Policy which forms part of the Group Compliance Manual. Along with this policy, Baillie Gifford maintains a firm-wide Conflicts Matrix which identifies conflicts and potential conflicts of interest that exist within the firm, and the procedures and controls that have been adopted to manage these conflicts.

Once a conflict has been identified Baillie Gifford must determine whether it may result in a material risk of damage to the interests of its clients and must specify procedures to be followed and measures to be adopted in order to manage the conflict.

The Compliance Committee is responsible for the oversight of this Policy.  On an annual basis it reviews the content of the Policy and receives management information on the results of the monitoring which has been carried out on the effectiveness of the established controls.  This ensures that senior management within Baillie Gifford are engaged in the conflicts identification and management process with a view to ensuring the risks arising from conflicts are appropriately and effectively mitigated.

The day-to-day maintenance of the Policy is the responsibility of the Regulatory Risk Department. Each Partner and employee has a responsibility for the identification of conflicts through adherence to the firm’s Code of Ethics Manual.

DESCRIPTION OF COMPENSATION STRUCTURE

Our compensation package is oriented towards rewarding long-term contributions to both investment performance and the business overall.

The Partners are the sole owners of the firm and share directly in its profits. In this respect, the compensation and incentive package of senior executives is directly related to both performance and client satisfaction. The prospect of becoming a Partner is a strong incentive to our younger professionals. There is no set criteria for an employee to become a Partner - individuals are invited to join the Partnership as a result of proven ability and their ongoing contribution to the success of the firm. Partners’ equity ownership is determined by the Joint Senior Partners. We actively look to move our most qualified people along the partnership track.

A firm-wide bonus, which has exceeded 10% of base salary in recent years, is paid annually to all staff. Additionally, a number of non-partner senior staff have a profits related bonus scheme with awards determined by individual appraisal ratings and team performance.

The remuneration of Investment Managers at Baillie Gifford has three key elements (i) base salary, (ii) a firm-wide staff bonus and (iii) a performance related bonus referred to as the Investment Departments’ Bonus Scheme.

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As of the Effective Date, the disclosure in Appendix C of the SAI, relating to the Proxy Voting Policies of the subadvisors of the Trust’s series, is hereby supplemented with the following information with respect to Baillie Gifford.

Baillie Gifford Overseas Limited

Summary Description of Proxy Voting Policies and Procedures

General Statement and Approach

Baillie Gifford Overseas Limited (“BGO”) recognises that it has a fiduciary duty to act solely in the best interests of its clients. In that regard BGO and its affiliates (collectively, “Baillie Gifford”) have adopted Global Corporate Governance Principles and Guidelines (the “Guidelines”), which include proxy voting policies and procedures that are designed, among other things, to ensure that proxies for the securities owned by clients for which BGO exercises voting authority and discretion are voted in the best interests of those clients in accordance with BGO’s fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable law.

The Guidelines include principles (the “Principles”) that articulate corporate governance standards relating to the basic rights and equitable treatment of shareholders, the role of stakeholders (as established by law), disclosure and transparency on all material matters, and the responsibilities and accountability of the board of directors. The Principles are based upon the widely supported principles developed by the Organisation for Economic Co-operation and Development, which BGO believes are appropriate for most markets. BGO recognizes, however, that given the differences in national corporate and market regulation, one set of standards is unlikely to be appropriate for all of the markets in which it invests. Therefore, the Guidelines include as appendices detailed corporate governance standards for the United Kingdom and Japan and may include overseas corporate governance codes, where these are available and appropriate. In order to provide an indication of how the Principles should be interpreted in practice, the Guidelines include some “best practice” guidelines as to voting on specific issues (e.g. opposing the re-election of non-executive directors who are not independent if they are members of the audit or remuneration committees or if less than three or a minority of the board’s non- executive directors is independent; and executive remuneration schemes which incorporate insufficiently challenging performance targets.)

BGO recognises, however, that companies within particular markets operate under significantly differing conditions and for this reason it does not apply any of the principles, practices or standards included in the Guidelines rigidly. Rather, it applies them with care, giving due consideration to the specific circumstances of individual companies. In this way it takes a pragmatic and flexible approach to corporate governance, consistent with its overriding aim of looking after the long term financial interests of its clients.

BGO looks to have confidence in the quality and integrity of management. Consequently, its investment process involves keeping closely in touch with company management, learning how it plans to take the company’s business forward and seeking to understand its goals and attitude towards shareholders. BGO believes that such dialogue is important in selecting successful investments for its clients. Nevertheless, where the formal aspects of a company’s corporate governance fall short of the Guidelines and this is not fully supported by its circumstances, BGO encourages improvements in face to face meetings and, where appropriate, votes against management recommendations at general meetings.

Proxy Voting Administration

Baillie Gifford’s Corporate Governance Team develops and administers the Guidelines. The Corporate Governance Team sits alongside the investment teams and is supported by personnel dedicated to the voting of proxies. The Head of Corporate Governance reports to a Senior Investment Manager. In evaluating each proxy, the Corporate Governance Team considers the Guidelines, third party analysis, Baillie Gifford’s own research and discussions with company management. If a proxy involves a non-routine matter, the Corporate Governance Team will typically consult with the appropriate investment team regarding the proposed vote.

Baillie Gifford Overseas Limited

Conflicts of Interest

BGO recognises the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom Baillie Gifford has a material business or personal relationship. The Head of Corporate Governance is responsible for monitoring possible material conflicts of interest with respect to proxy voting. Application of the Guidelines to vote proxies will in most instances adequately address any possible conflicts of interest. However, as noted above, BGO takes a pragmatic view and does not rigidly apply the Guidelines as proxies may relate to matters not specifically addressed in the Guidelines. For proxy votes that involve a potential conflict of interest or, that are inconsistent with (or not covered by) the Guidelines Baillie Gifford has an internal process to review the proposed voting rationale. It would consider whether business relationships between Baillie Gifford and the company have influenced the proposed vote and decide the course of action to be taken in the best interests of its clients.

If BGO invests on behalf of its advisory clients in pooled vehicles advised by Baillie Gifford (in-house pooled funds), it will provide such clients with the opportunity to direct how their units in these funds should be voted on non-routine matters.

Overseas Voting – Share Blocking

Where our clients have delegated their voting rights to us, we endeavour to vote all of their shares in all markets. However, it is difficult to vote in some overseas markets because of costly trading restrictions. For example, in the Dutch and Italian markets, our clients’ shares are ‘blocked’, which means that we are unable to sell from the time that we vote until the close of the company meeting. This is clearly a risk to our clients, particularly if we believe that it is in their best interests to sell the shares. We will therefore only vote in these markets where we consider the benefits of voting our clients’ shares, such as approving a merger or acquisition, exceed the risks involved.

Proxy Voting Record and Full Guidelines

Clients may obtain a copy of the Guidelines and information on how BGO has voted their shares by contacting their usual client contact. The Guidelines are also available on Baillie Gifford’s website, at www.bailliegifford.com.

Registered Office: Baillie Gifford & Co

Calton Square, 1 Greenside Row, Edinburgh EH1 3AN

Telephone +44 (0)131 275 2000
www.bailliegifford.com

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